UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2015

Date of reporting period:  November 30, 2015

Item 1. Reports to Stockholders.

Rockefeller Equity Allocation Fund

Rockefeller Core Taxable Bond Fund

Rockefeller Intermediate Tax Exempt
National Bond Fund

Rockefeller Intermediate Tax Exempt
New York Bond Fund

Annual Report

November 30, 2015

Investment Adviser

Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York  10020

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	17
STATEMENTS OF ASSETS AND LIABILITIES	38
STATEMENTS OF OPERATIONS	40
STATEMENTS OF CHANGES IN NET ASSETS	42
FINANCIAL HIGHLIGHTS	46
NOTES TO FINANCIAL STATEMENTS	50
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	62
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	63
NOTICE OF PRIVACY POLICY & PRACTICES	68
ADDITIONAL INFORMATION	69

Dear Shareholder:

Several notable developments took place during the second half of 2015, while the pace of global growth appeared to have decelerated. The People’s Bank of China surprised financial markets by devaluing its currency by roughly 3% in August. Crude oil prices fell below $40 per barrel as Organization of the Petroleum Exporting Countries (OPEC) appeared unwilling and unable to arrest the imbalance between supply and demand. Then in December, the Federal Reserve finally embarked on the long anticipated Fed Funds rate tightening cycle.

Corporate earnings, the primary long-term driver for equity performance, appeared to be stagnant in the U.S. in 2015, mostly due to the sharp earnings contraction in the energy sector. We are cautiously optimistic that earnings growth will resume in 2016 as we believe the year-on-year impact of crude oil’s sharp price decline will be less pronounced. We also believe the Federal Reserve’s (the “Fed”) pace of further policy normalization will be gradual. In overseas markets, we believe the Eurozone’s economic and earnings recovery should continue as the European Central Bank remains highly accommodative. China’s various stimulus measures – both fiscal and monetary – should also help to avoid further deceleration of its economic growth.

Global Economy

The U.S. and China have been the twin engines driving global economic growth over the last couple of decades. The symbiotic economic relationship between the two countries has been helped by a relatively stable and highly predictable currency regime between the yuan and the U.S. dollar.  The Chinese renminbi was pegged tightly to the U.S. dollar at an exchange ratio of around 8.3 yuan per dollar from 1995 through mid-2005. The growing trade imbalance between the two countries eventually pressured China to start, in July 2005, a decade of gradual currency appreciation versus the U.S. dollar. By early 2014, the exchange rate reached 6 yuan per U.S. dollar, implying a 37% appreciation since July 2005. Over the last 18 months, however, with the U.S. dollar appreciating against other major currencies as a result of the strengthening U.S. economy and a Fed positioning for policy normalization, China’s peg to the appreciating U.S. dollar put even more pressure on Chinese exports. By August 2015, China decided it had to start weakening the yuan to boost its exports. By early December 2015, the People’s Bank of China signaled it may shift its currency peg to track a basket of currencies of its broader trading partners.

We suspect China’s intention to loosen its peg to the U.S. dollar is a reflection of its challenging economic transition on a number of fronts, as well as the expectation that the U.S. dollar could strengthen  further against other major currencies due to the Fed’s tightening cycle and continued U.S. economic growth. That said, we believe any further currency devaluation from China will be gradual in an effort to avoid upsetting the global economy and triggering a wider currency war.

The sharp declines in crude oil prices have created pockets of weakness in the U.S. industrial sector. However, we continue to believe that lower crude oil prices are a net positive to countries that are net importers of crude oil. U.S. consumers also appear to be well positioned as the job market has remained healthy while the warmer-than-usual November and December should result in further savings in energy expenses.

The aforementioned developments imply that global economic growth remains uneven, with the U.S., the Eurozone and Japan showing resiliency while much of the emerging markets are adjusting to lower levels of potential growth. However, with the exception of a few commodity dependent economies such as Brazil and Russia mired in recession, continued economic expansion remains our base case, and we believe global real gross domestic product (GDP) growth will continue at around a 3% pace in 2016.

Federal Reserve Policy and the Bond Market

Fed policy finally moved off of a zero short term interest rate in December. Cumulative improvement on their employment mandate and better comparisons for U.S. inflation measures over the next 12 months likely gave the Fed more confidence on the economic outlook. The pace of further tightening of short-term interest rates is expected to be moderated by tightening elsewhere in credit spreads, lower equity price multiples, and the higher value of the U.S. dollar.  If any of these should fail to tighten financial conditions in the U.S. as the U.S. labor market moves beyond a level consistent with price stability, we would expect a more aggressive Fed response than currently anticipated.

Rockefeller Core Taxable Bond Fund:

For the fiscal year ended November 30, 2015, the Institutional Class shares of the Rockefeller Core Taxable Bond Fund had a return of +0.96% (net), in line with the Barclays Aggregate Bond Index benchmark, which returned +0.97%.  Detracting from relative performance was the Fund’s defensive positioning towards a rise in interest rates and an underweight to mortgage securities as compared to the benchmark. Excess yield available in corporate and taxable municipal bonds helped offset the defensive duration positioning while a “barbelled” maturity structure of both short and long-term maturities was a significant positive contributor as the yield curve flattened over the period.

Rockefeller Intermediate Tax Exempt National Bond Fund:

For the fiscal year ended November 30, 2015, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt National Bond Fund had a return of +0.99% (net), while the Barclays 5-Year Municipal Index returned +1.90%.  The Fund’s defensive positioning towards rising interest rates and the higher overall quality of the issuers held in the Fund contributed to a lower performance versus the benchmark.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Intermediate Tax Exempt New York Bond Fund:

For the fiscal year ended November 30, 2015, the Institutional Class shares of the Rockefeller Intermediate Tax Exempt New York Bond had a return of +1.06% (net), while the Barclays 5-Year Municipal Index returned +1.90%.  The Fund’s defensive positioning towards rising interest rates and the higher overall quality of the issuers held in the Fund contributed to a lower performance versus the benchmark.  Favorable positioning of the Fund toward a “flattening” of the yield curve, or a decrease in the extra yield available between short and long maturities, boosted relative returns modestly.

Rockefeller Equity Allocation Fund:

For the period beginning at inception of the Rockefeller Equity Allocation Fund on February 4, 2015 through the end of its fiscal year on November 30, 2015, the Institutional Class shares of the Fund declined 0.28% (net). This compared favorably to the MSCI All-Country World Index (Net Dividends) which declined 1.20%. The portfolio benefitted from security selection across multiple sectors.  The Fund is invested in a blend of value and growth securities on a global basis, as well as preferred stocks and real assets.  The Fund’s investment in preferred stocks was a positive contributor on a relative basis in a difficult market. On the other hand, the Fund’s real asset investments were a detractor to performance during this period. On a sector basis, Financials and Information Technology were the two largest positive contributors to performance, while Consumer Staples and Industrials were major detractors.

Looking Forward

2015 could be characterized as a disruptive transition year as it marked the start of the Fed’s latest tightening cycle, and what may turn out to be a multi-year trend of Chinese currency devaluation versus the U.S. dollar. Brazil’s political chaos and economic recession also reminded investors that the economic boom driven by the erstwhile commodity super-cycle turned out to be an unsustainable bubble.

We believe these developments will continue to affect markets in 2016, although they should have been largely discounted in market expectations by now. We believe the market focus will now shift to the pace of additional rate hikes by the Fed, and the likelihood of a return to corporate earnings growth after a stagnant 2015.

On the monetary policy front, with the European Central Bank, the Bank of Japan and the People’s Bank of China continuing to pursue highly accommodative policies, we believe the Fed is unlikely to be aggressive in the rate hike cycle. The reason is that the diverging monetary policy directions between the U.S. and the rest of the world could potentially drive the U.S. dollar even higher, further pressuring American exports. However, the Fed could be forced into a more aggressive tightening stance if the pace of inflation starts to accelerate. With the U.S. core consumer price index (a measure of U.S. inflation that excludes goods with high price volatility, such as food and energy) having reached 2% in November 2015, a further uptick in wages and rents could tip the monetary policy scale to the more hawkish side.

On the earnings front, 2016 could mark the return to earnings growth as the negative impact from lower energy prices should become less pronounced by late 2016. We believe the U.S. economy will continue to expand at around a 2% real growth pace, and China’s various fiscal and monetary stimuli will start to show some positive impact on the country’s growth. We believe economic recoveries in the Eurozone and Japan should also remain intact. Overall, we believe the global GDP will expand at around a 3% pace, and corporate earnings will grow in the mid-single digits.

Sincerely,

David P. Harris, CFA	Mark Iannarelli, CFA
Chief Investment Officer	Director of Fixed Income
Rockefeller & Co., Inc.	Rockefeller & Co., Inc.

Opinions expressed are those of Rockefeller & Co., Inc. and are subject to change, are not guaranteed and should not be considered investment advice.

Must be preceded or accompanied by a current prospectus.

Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds are susceptible to adverse economic, political, tax, or regulatory changes which may magnify other risks. Income from tax-exempt funds may become subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investing in the municipal securities market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic development. The Funds may invest in restricted securities or “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. As such they are often both difficult to sell and to value. The Funds may invest in exchange traded funds (“ETFs”) which are subject to additional risks, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Rockefeller Intermediate Tax Exempt New York Bond Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund, specifically in the State of New York issues.  The Rockefeller Equity Allocation Fund is subject to small- and medium-capitalization company risks, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Rockefeller Equity Allocation Fund also invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Master limited partnerships (“MLPs”) in which the Rockefeller Equity Allocation Fund may invest are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.

The Barclays 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index is the 5-year (4-6) component of the Barclays Municipal Bond Index.

The Barclays Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

The MSCI All Country World Index (Net Dividends) (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that measures the equity performance of global developed and emerging markets. The MSCI ACWI total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

One cannot invest directly in an index.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Earnings growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.  Earnings growth is not representative of the Fund’s future performance.

The Rockefeller Funds are distributed by Quasar Distributors, LLC.

Rockefeller Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/15 – 11/30/15).

Actual Expenses

The first line of each of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Rockefeller Funds
Expense Examples (Continued)
(Unaudited)

Rockefeller Equity Allocation Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 951.50	$6.12
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Core Taxable Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$1,002.90	$3.82
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.26	$3.85

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt National Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$1,010.80	$4.28
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Intermediate Tax Exempt New York Bond Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$1,008.90	$4.28
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.81	$4.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Rockefeller Equity Allocation Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective of long-term total return from capital appreciation and income by investing its assets globally in a range of equity asset classes and, to a lesser extent, in fixed income securities, real estate and commodity linked equities (such as real estate investment trusts and master limited partnerships), and currencies. Rockefeller & Co., Inc. (the “Adviser”) will allocate the Fund’s assets across asset classes taking into consideration both the Adviser’s longer-term strategic outlook as well as tactical views as to potential near-term opportunities. The Adviser considers a number of factors when making allocation decisions, including relative attractiveness among equity market capitalizations and geographic regions, inflation risks and factors that influence commodity prices.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

Total Returns as of November 30, 2015

MSCI
	Rockefeller	AC World
	Equity Allocation	Index
	Fund	Net (USD)
Since Inception (2/4/15)	(0.28)%	(1.20)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Equity Allocation Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI AC World Index Net (USD) captures large and mid cap representation across 23 developed markets and 23 emerging markets countries.  With 2,464 constituents, the index covers approximately 85% of the global investable equity opportunity set.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Core Taxable Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in taxable fixed-income securities.  “Fixed-income securities” include corporate, government and municipal bonds, asset-backed and mortgage-backed securities, and other fixed-income instruments.  The Fund invests primarily in investment grade fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor’s Ratings Group (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) or another nationally recognized statistical rating organization (“NRSRO”), or deemed by the Adviser to be of comparable quality.  The Adviser anticipates the Fund’s weighted average duration will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

Average Annual Returns as of November 30, 2015

	Rockefeller	Barclays
	Core Taxable	Aggregate
	Bond Fund	Bond Index
1 Year	0.96%	0.97%
Since Inception (12/26/13)	2.51%	3.56%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Continued

Rockefeller Core Taxable Bond Fund
Investment Highlights (Continued)
(Unaudited)

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclays Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal income tax, including the federal alternative minimum tax (“AMT”).  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds and industrial development bonds.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal income taxes.  While the Fund will invest primarily in tax free securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, including the federal AMT.  The Fund invests primarily in investment grade municipal bonds and other types of fixed-income securities.  Investment grade securities are fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or, if unrated, deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

Average Annual Returns as of November 30, 2015

	Rockefeller
	Intermediate Tax Exempt	Barclays 5-Year
	National Bond Fund	Municipal Bond Index
1 Year	0.99%	1.90%
Since Inception (12/26/13)	2.03%	2.79%

Continued

Rockefeller Intermediate Tax Exempt National Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclay 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights
(Unaudited)

The Fund seeks to achieve its investment objective by investing under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds and other fixed-income securities that generate income exempt from regular federal, New York State and New York City personal income tax, including the federal AMT.  The Fund may invest in all types of municipal bonds, including, but not limited to, general obligation bonds, industrial development bonds, and other obligations issued by the State of New York, its subdivisions, authorities, instrumentalities and corporations.  The Fund may also invest in asset-backed and mortgage-backed securities, other investment companies, ETFs and the obligations of other issuers that pay interest that is exempt from regular federal and New York State and New York City personal income tax.  While the Fund will invest primarily in tax free securities, it is possible that up to 20% of the Fund’s total assets may be invested in securities that generate income that is not exempt from regular federal income tax, New York State and New York City personal income tax, including the federal AMT.  The Fund invests primarily in investment grade fixed-income securities rated in the top four ratings categories by independent rating organizations such as S&P and Moody’s or another NRSRO, or deemed by the Adviser to be of comparable quality.  While the Fund may invest in securities of any duration, the Adviser anticipates the weighted average duration of the Fund’s portfolio will be more than three years but less than ten years.  The Fund is non-diversified.

Allocation of Portfolio Holdings as of November 30, 2015
(% of Investments)

Average Annual Returns as of November 30, 2015

	Rockefeller
	Intermediate Tax Exempt	Barclays 5-Year
	New York Bond Fund	Municipal Bond Index
1 Year	1.06%	1.90%
Since Inception (12/26/13)	1.79%	2.79%

Continued

Rockefeller Intermediate Tax Exempt New York Bond Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-369-6209.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Barclay 5-Year Municipal Bond Index is an index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.  The index is the 5-Year (4-6) component of the Barclays Municipal Bond Index.  An index is unmanaged and cannot be invested in directly.

Growth of $1,000,000 Investment

*  Inception Date

Rockefeller Equity Allocation Fund

Schedule of Investments

November 30, 2015

	Shares	Value
Common Stocks – 84.90%
Aerospace & Defense – 2.94%
DigitalGlobe, Inc. (a)	2,747	$46,424
Honeywell International, Inc.	7,521	781,808
Safran SA (b)	14,496	1,062,550
Triumph Group, Inc.	1,762	70,568
		1,961,350
Airlines – 2.83%
Korean Air Lines Co., Ltd. (a)(b)	1,855	45,245
Southwest Airlines Co.	17,077	783,493
United Continental Holdings, Inc. (a)	19,041	1,061,155
		1,889,893
Auto Components – 2.37%
Delphi Automotive PLC (b)	10,252	900,945
Gentherm, Inc. (a)	2,418	122,931
NGK Spark Plug Co., Ltd. (b)	20,400	555,778
		1,579,654
Automobiles – 0.74%
Hyundai Motor Co. (b)	3,879	493,268

Banks – 7.23%
ABN AMRO Group NV (a)(b)(c)	3,025	63,538
Bank Rakyat Indonesia Persero Tbk PT (b)	543,400	423,188
Grupo Financiero Santander Mexico SAB de CV- Class B – ADR	5,932	57,481
ICICI Bank, Ltd. – ADR	7,100	59,001
JPMorgan Chase & Co.	20,952	1,397,078
Lloyds Banking Group PLC (b)	895,307	983,162
Swedbank AB (b)	31,351	693,697
Wells Fargo & Co.	20,845	1,148,560
		4,825,705
Biotechnology – 2.27%
Baxalta, Inc.	20,134	692,207
Genmab A/S (a)(b)	335	43,095
Regeneron Pharmaceuticals, Inc. (a)	956	520,542
Ultragenyx Pharmaceutical, Inc. (a)	2,663	261,826
		1,517,670
Building Products – 1.77%
AAON, Inc.	2,701	66,742
Cie De Saint-Gobain (b)	16,647	734,529
Simpson Manufacturing Co., Inc.	1,780	66,091
USG Corp. (a)	12,928	311,306
		1,178,668

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Chemicals – 0.86%
Airgas, Inc.	1,212	$167,498
Johnson Matthey PLC (b)	9,603	408,980
		576,478
Commercial Services & Supplies – 0.44%
Healthcare Services Group, Inc.	5,083	187,766
Stericycle, Inc. (a)	887	107,079
		294,845
Construction & Engineering – 0.10%
Kinden Corp. (b)	5,000	67,978

Construction Materials – 1.66%
HeidelbergCement AG (b)	11,924	947,798
Semen Indonesia Persero Tbk PT (b)	210,000	161,260
		1,109,058
Consumer Finance – 1.92%
Capital One Financial Corp.	15,325	1,203,166
First Cash Financial Services, Inc. (a)	1,933	75,174
		1,278,340
Diversified Financial Services – 2.33%
FactSet Research Systems, Inc.	887	150,373
ING Groep NV (b)	102,051	1,401,142
		1,551,515
Diversified Telecommunication Services – 2.47%
KT Corp. (a)(b)	4,428	115,159
Nippon Telegraph & Telephone Corp. (b)	40,900	1,518,159
Nippon Telegraph & Telephone Corp. – ADR (b)	336	12,523
		1,645,841
Electric Utilities – 4.28%
Korea Electric Power Corp. (a)(b)	38,795	1,641,362
The Kansai Electric Power Co., Inc. (a)(b)	108,600	1,215,541
		2,856,903
Electronic Equipment, Instruments & Components – 1.31%
Badger Meter, Inc.	798	48,542
IPG Photonics Corp. (a)	1,018	92,831
Littelfuse, Inc.	1,004	108,994
TE Connectivity, Ltd. (b)	7,909	530,615
Trimble Navigation, Ltd. (a)	4,154	95,127
		876,109

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Energy Equipment & Services – 0.09%
Newpark Resources, Inc. (a)	5,868	$38,142
Parker Drilling Co. (a)	9,210	25,328
		63,470
Food & Staples Retailing – 1.60%
CVS Health Corp.	11,345	1,067,452

Food Products – 0.09%
Nestle SA – ADR	799	59,078

Gas Utilities – 0.71%
Tokyo Gas Co. Ltd. (b)	99,000	473,082

Health Care Equipment & Supplies – 3.51%
Abaxis, Inc.	1,344	71,460
ABIOMED, Inc. (a)	1,670	136,222
Becton Dickinson & Co.	5,335	801,584
Edwards Lifesciences Corp. (a)	784	127,792
Greatbatch, Inc. (a)	2,209	128,210
Inogen, Inc. (a)	1,599	61,162
Insulet Corp. (a)	2,590	94,768
Masimo Corp. (a)	2,458	101,958
Merit Medical Systems, Inc. (a)	5,234	101,383
ResMed, Inc.	1,347	80,241
St. Jude Medical, Inc.	10,043	633,713
		2,338,493
Health Care Providers & Services – 1.67%
Bumrungrad Hospital PCL (b)	5,300	32,691
Chemed Corp.	789	121,893
ExamWorks Group, Inc. (a)	3,643	96,248
Express Scripts Holding Co. (a)	10,123	865,314
		1,116,146
Health Care Technology – 0.78%
Cerner Corp. (a)	5,329	317,609
Medidata Solutions, Inc. (a)	939	43,034
Omnicell, Inc. (a)	3,232	97,477
Vocera Communications, Inc. (a)	4,733	62,144
		520,264
Hotels, Restaurants & Leisure – 4.06%
Buffalo Wild Wings, Inc. (a)	3,119	499,789
Carnival Corp. (b)	3,344	168,972
Carnival PLC (b)	2,357	122,748

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Hotels, Restaurants & Leisure – 4.06% (Continued)
Royal Caribbean Cruises, Ltd. (b)	12,053	$1,116,229
Yum! Brands, Inc.	11,063	802,178
		2,709,916
Insurance – 3.86%
Aflac, Inc.	14,516	947,024
Prudential PLC (b)	31,134	721,736
Reinsurance Group of America, Inc.	9,859	905,845
		2,574,605
Internet & Catalog Retail – 1.22%
Ctrip.com International, Ltd. – ADR (a)	7,599	813,169

Internet Software & Services – 6.90%
Alibaba Group Holding, Ltd. – ADR (a)	10,890	915,631
Alphabet, Inc. – Class C (a)	2,681	1,990,912
Baidu, Inc. – ADR (a)	4,917	1,071,758
Intralinks Holdings, Inc. (a)	6,580	67,313
NAVER Corp. (b)	603	328,201
NIC, Inc.	4,099	83,661
Qihoo 360 Technology Co. Ltd. – ADR (a)	827	56,153
Tencent Holdings, Ltd. (b)	4,600	91,413
		4,605,042
IT Services – 2.18%
InterXion Holding NV (a)	11,566	355,308
Visa, Inc.	13,870	1,095,868
		1,451,176
Machinery – 3.59%
Amada Holdings Co., Ltd. (b)	59,400	584,916
CLARCOR, Inc.	984	51,985
Nabtesco Corp. (b)	20,100	420,258
Pentair PLC (b)	15,677	888,887
SMC Corp. (b)	1,700	450,881
		2,396,927
Media – 1.54%
Comcast Corp.	16,848	1,025,369

Metals & Mining – 0.12%
Carpenter Technology Corp.	1,273	45,752
Grupo Mexico SAB de CV (b)	16,200	35,364
		81,116

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Multiline Retail – 0.09%
Fred’s, Inc.	3,580	$58,998

Multi-Utilities – 1.79%
WEC Energy Group, Inc.	24,268	1,196,898

Oil, Gas & Consumable Fuels – 4.68%
Anadarko Petroleum Corp.	7,362	440,984
BP PLC – ADR	1,801	62,315
Cabot Oil & Gas Corp.	29,696	559,176
Chevron Corp.	9,359	854,664
Exxon Mobil Corp.	1,843	150,499
Range Resources Corp.	1,217	34,782
Royal Dutch Shell PLC – Class A – ADR	18,667	928,869
Royal Dutch Shell PLC – Class B – ADR	1,781	88,943
		3,120,232
Personal Products – 0.11%
L’Oreal SA (b)	397	70,213

Pharmaceuticals – 4.78%
Aspen Pharmacare Holdings Ltd. (b)	530	11,457
Hanmi Pharm Co. Ltd. (a)(b)	89	60,629
Kalbe Farma Tbk PT (b)	603,100	58,201
Kyowa Hakko Kirin Co. Ltd. (b)	1,000	17,602
Mallinckrodt PLC (a)(b)	10,343	702,393
Merck & Co., Inc.	16,769	888,925
Novartis AG – ADR	13,771	1,173,839
Novartis AG (b)	1,174	100,157
Sanofi – ADR	3,949	174,625
		3,187,828
Professional Services – 0.10%
Mistras Group, Inc. (a)	3,099	66,721

Semiconductors & Semiconductor Equipment – 0.22%
Microsemi Corp. (a)	4,111	148,037

Software – 4.13%
Epiq Systems, Inc.	4,080	55,202
Mentor Graphics Corp.	4,902	91,814
Microsoft Corp.	26,669	1,449,461
Oracle Corp.	23,320	908,780
PROS Holdings, Inc. (a)	4,001	98,385

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Software – 4.13% (Continued)
Solera Holdings, Inc.	1,347	$72,388
Synchronoss Technologies, Inc. (a)	1,967	77,441
		2,753,471
Technology Hardware, Storage & Peripherals – 0.05%
Stratasys, Ltd. (a)(b)	1,399	34,975

Textiles, Apparel & Luxury Goods – 0.18%
Carter’s, Inc.	1,401	120,808

Transportation Infrastructure – 0.04%
SIA Engineering Co. Ltd. (b)	9,200	23,527

Water Utilities – 0.13%
American Water Works Co., Inc.	1,533	88,546

Wireless Telecommunication Services – 1.16%
China Mobile, Ltd. – ADR	2,447	140,629
SBA Communications Corp. (a)	6,036	634,746
		775,375
Total Common Stocks (Cost $56,176,690)		56,644,209

Mutual Funds – 9.20%
Federated Institutional High-Yield Bond Fund	247,934	2,315,702
Nuveen Preferred Securities Fund	172,958	2,950,672
Tortoise MLP & Pipeline Fund	76,982	868,354
Total Mutual Funds (Cost $6,490,541)		6,134,728

Preferred Stocks – 0.93%
Automobiles – 0.70%
Hyundai Motor Co. (b)	4,824	463,975

Insurance – 0.23%
Samsung Fire & Marine Insurance Co., Ltd. (b)	924	155,494
Total Preferred Stocks (Cost $638,985)		619,469

Real Estate Investment Trusts – 0.90%
Annaly Capital Management, Inc.	53,258	510,212
Iron Mountain, Inc.	3,231	89,757
Total Real Estate Investment Trusts (Cost $670,647)		599,969

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Money Market Funds – 3.92%
Fidelity Institutional Money Market Fund –
Government Portfolio, 0.010% (d)	2,615,081	$2,615,081
Total Money Market Funds (Cost $2,615,081)		2,615,081
Total Investments (Cost $66,591,944) – 99.85%		66,613,456
Other Assets in Excess of Liabilities – 0.15%		101,422
Total Net Assets – 100.00%		$66,714,878

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)
Denotes a security is either fully or partially restricted for sale. The aggregate value of the restricted security at November 30, 2015 was $63,538 which represents 0.10% of net assets. Securities issued pursuant to Rule 144A under the Securities Act of 1933 and Regulation S under the Securities Act of 1933. This security may be deemed illiquid using procedures established by the Board of Trustees.

(d)	Variable rate security; the rate shown represents the rate at November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments

November 30, 2015

	Principal
	Amount	Value
Corporate Bonds – 38.48%
Diversified Banks – 14.91%
Bank of America NA
5.300%, 03/15/2017	$2,149,000	$2,247,091
BB&T Corp.
1.600%, 08/15/2017	2,659,000	2,668,083
Citigroup, Inc.
2.500%, 09/26/2018	2,421,000	2,457,574
JPMorgan Chase Bank NA
6.000%, 10/01/2017	2,091,000	2,252,011
Wachovia Corp.
5.750%, 02/01/2018	2,109,000	2,292,513
		11,917,272
Drug Retail – 1.98%
CVS Health Corp.
2.250%, 12/05/2018	1,562,000	1,578,624

Food Retail – 2.20%
The Kroger Co.
7.500%, 04/01/2031	1,372,000	1,757,735

Home Improvement Retail – 3.01%
Home Depot, Inc.
5.875%, 12/16/2036	1,954,000	2,408,381

Integrated Telecommunication Services – 1.91%
Verizon Communications, Inc.
6.000%, 04/01/2041	1,369,000	1,527,496

Investment Banking & Brokerage – 5.71%
Morgan Stanley
6.375%, 07/24/2042	1,807,000	2,280,015
The Goldman Sachs Group, Inc.
5.950%, 01/18/2018	2,100,000	2,280,518
		4,560,533
Life Sciences Tools & Services – 2.94%
Thermo Fisher Scientific, Inc.
2.250%, 08/15/2016	2,325,000	2,345,551

Line-Haul Railroads – 3.07%
Burlington Northern Santa Fe LLC
7.950%, 08/15/2030	1,751,000	2,452,416

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
Regional Banks – 2.75%
Fifth Third Bancorp
3.625%, 01/25/2016	$2,190,000	$2,199,373
Total Corporate Bonds (Cost $30,935,329)		30,747,381

	Shares
Exchange Traded Funds – 18.70%
Vanguard Mortgage-Backed Securities ETF	281,558	14,945,099
Total Exchange Traded Funds (Cost $15,012,142)		14,945,099

	Principal
	Amount
Municipal Bonds – 21.51%
California – 5.05%
Contra Costa Community College District
6.504%, 08/01/2034	$600,000	747,300
Sacramento County Sanitation Districts Financing Authority
1.406%, 12/01/2017	1,170,000	1,169,953
San Diego County Regional Airport Authority
6.628%, 07/01/2040	1,860,000	2,114,336
		4,031,589
Colorado – 0.55%
Colorado Housing & Finance Authority
0.720%, 11/01/2016	440,000	440,000

Massachusetts – 1.00%
Massachusetts Health & Educational Facilities Authority
5.260%, 10/01/2018	725,000	802,249

Minnesota – 0.71%
Minneapolis – St. Paul Metropolitan Airports Commission
1.849%, 01/01/2017	565,000	569,458

Nevada – 2.74%
Country of Clark NV
6.750%, 07/01/2029	550,000	645,821
Las Vegas Valley Water District
5.650%, 03/01/2035	1,325,000	1,544,486
		2,190,307

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
New York – 7.92%
County of Westchester, NY
5.000%, 06/01/2024	$250,000	$271,603
Metropolitan Transportation Authority
2.168%, 07/01/2020	325,000	329,943
3.118%, 07/01/2025	1,250,000	1,262,125
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.210%, 08/01/2017	500,000	532,525
4.587%, 08/01/2022	1,000,000	1,100,210
New York State Housing Finance Agency
5.167%, 09/15/2016	500,000	518,510
New York State Urban Development Corp.
1.000%, 03/15/2017	1,000,000	999,480
Port Authority of New York & New Jersey
5.859%, 12/01/2024	1,000,000	1,213,320
State of New York
0.450%, 03/15/2016	100,000	100,047
		6,327,763
Oregon – 1.25%
Oregon State Lottery
1.890%, 04/01/2020	1,000,000	998,340

Texas – 0.97%
City of Dallas, TX Waterworks & Sewer System Revenue
1.414%, 10/01/2017	500,000	503,375
City of Houston, TX Combined Utility System Revenue
3.228%, 05/15/2022	260,000	272,316
		775,691
Utah – 1.32%
State of Utah
3.289%, 07/01/2020	1,000,000	1,054,550
Total Municipal Bonds (Cost $17,284,955)		17,189,947

U.S. Government Agency Issue – 4.07%
Federal Home Loan Banks
5.000%, 11/17/2017	2,080,000	2,240,770
Federal National Mortgage Association
6.000%, 04/18/2036	988,000	1,007,914
Total U.S. Government Agency Issue (Cost $3,272,549)		3,248,684

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
U.S. Government Note/Bond – 14.10%
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2017	$3,981,966	$3,978,127
United States Treasury Notes/Bond
0.875%, 04/30/2017	2,640,000	2,642,423
3.125%, 08/15/2044	4,528,000	4,643,147
Total U.S. Government Note/Bond (Cost $11,204,887)		11,263,697

Certificates of Deposit – 2.14%
GE Capital Bank, 1.350%	1,701,000	1,710,422
Total Certificates of Deposit (Cost $1,705,275)		1,710,422

	Shares
Money Market Funds – 0.40%
Fidelity Institutional Money Market Fund –
Government Portfolio, 0.010% (a)	321,658	321,658
Total Money Market Funds (Cost $321,658)		321,658
Total Investments (Cost $79,736,795) – 99.40%		79,426,888
Other Assets in Excess of Liabilities – 0.60%		479,596
Total Net Assets – 100.00%		$79,906,484

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments

November 30, 2015

	Principal
	Amount	Value
Municipal Bonds – 98.77%
Alaska – 2.83%
Alaska Housing Finance Corp.
4.000%, 06/01/2018	$450,000	$482,926
5.250%, 12/01/2021	1,155,000	1,256,259
State of Alaska
5.000%, 04/01/2024	350,000	368,176
		2,107,361
Arizona – 1.09%
Arizona Department of Transportation State Highway Fund Revenue
5.000%, 07/01/2030	325,000	386,821
City of Phoenix Civic Improvement Corp.
5.000%, 07/01/2017	200,000	213,404
City of Phoenix, AZ
5.000%, 07/01/2019	200,000	213,830
		814,055
California – 1.03%
San Francisco Bay Area Rapid Transit District
5.000%, 08/01/2026	720,000	771,034

Colorado – 1.06%
City & County of Denver, CO Airport System Revenue
5.000%, 11/15/2017	760,000	791,928

Connecticut – 1.30%
Connecticut Housing Finance Authority
0.700%, 11/15/2017	400,000	399,924
University of Connecticut
5.000%, 02/15/2024	500,000	570,965
		970,889
District of Columbia – 0.62%
District of Columbia
5.000%, 12/01/2023	400,000	463,080

Florida – 2.49%
Florida Housing Finance Corp.
3.200%, 07/01/2030	1,000,000	1,002,220
Hillsborough County School Board
5.000%, 07/01/2024	120,000	127,475
State of Florida
5.000%, 06/01/2016	200,000	204,692
5.000%, 06/01/2018	150,000	154,986
4.750%, 06/01/2026	250,000	257,810

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
Florida – 2.49% (Continued)
State of Florida Lottery Revenue
5.000%, 07/01/2025	$100,000	$107,691
		1,854,874
Georgia – 1.28%
City of Atlanta Department of Aviation
5.000%, 01/01/2019	850,000	951,694

Kentucky – 0.16%
Louisville & Jefferson County Metropolitan Sewer District
5.000%, 05/15/2016	115,000	117,402

Louisiana – 1.40%
State of Louisiana
5.000%, 12/01/2016	1,000,000	1,045,920

Maryland – 0.69%
County of Prince George’s, MD
4.000%, 09/15/2016	500,000	514,460

Massachusetts – 1.85%
City of Boston, MA
5.000%, 03/01/2017	125,000	131,936
Commonwealth of Massachusetts
5.500%, 12/01/2022	1,000,000	1,248,100
		1,380,036
Nebraska – 1.35%
Nebraska Investment Finance Authority
3.350%, 09/01/2028	1,000,000	1,009,610

Nevada – 4.45%
County of Clark, NV
5.000%, 06/01/2027	1,000,000	1,092,590
Las Vegas Valley Water District
5.000%, 06/01/2030	750,000	868,087
State of Nevada
5.000%, 12/01/2026	1,250,000	1,355,225
		3,315,902
New Jersey – 2.82%
Garden State Preservation Trust
5.125%, 11/01/2017	500,000	538,250

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
New Jersey – 2.82% (Continued)
New Jersey Transportation Trust Fund Authority
5.000%, 06/15/2017	$1,500,000	$1,560,195
		2,098,445
New York – 30.88%
Briarcliff Manor Union Free School District
2.500%, 06/15/2017	110,000	113,066
City of New York, NY
5.250%, 09/01/2016	1,000,000	1,036,390
5.000%, 04/01/2017	500,000	507,925
5.125%, 12/01/2026	370,000	401,061
Housing Development Corp.
0.950%, 11/01/2017	200,000	199,848
Metropolitan Transportation Authority
5.000%, 11/01/2016	1,000,000	1,041,410
5.000%, 11/15/2024	1,000,000	1,078,260
5.000%, 11/15/2029	1,000,000	1,167,600
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2029	1,500,000	1,759,905
New York City Transitional Finance Authority
Future Tax Secured Revenue
5.000%, 11/01/2016	125,000	130,283
5.000%, 02/01/2017	945,000	994,395
4.000%, 11/01/2017	500,000	530,480
5.000%, 02/01/2029	1,000,000	1,165,490
New York City Water & Sewer System
5.000%, 06/15/2019	1,000,000	1,084,330
New York Local Government Assistance Corp.
5.000%, 04/01/2017	500,000	529,325
New York State Environmental Facilities Corp
5.000%, 06/15/2021	1,000,000	1,102,460
New York State Housing Finance Agency
0.650%, 11/01/2016	375,000	374,426
0.800%, 11/01/2017	750,000	745,688
New York State Thruway Authority
5.000%, 03/15/2016	500,000	506,835
5.000%, 03/15/2020	500,000	506,780
New York State Thruway Authority Highway & Bridge Trust Fund
4.000%, 04/01/2016	100,000	101,238
New York State Urban Development Corp.
5.000%, 12/15/2023	275,000	297,899
Port Authority of New York & New Jersey
5.000%, 12/01/2017	1,000,000	1,083,140
5.000%, 07/15/2021	500,000	502,820

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
New York – 30.88% (Continued)
Port Authority of New York & New Jersey (Continued)
5.000%, 05/01/2027	$1,000,000	$1,211,270
5.000%, 09/01/2028	500,000	595,455
5.000%, 12/01/2028	100,000	119,937
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2027	1,000,000	1,219,910
5.000%, 10/15/2028	1,000,000	1,209,180
Somers Central School District
4.000%, 09/15/2016	215,000	221,097
4.000%, 09/15/2017	1,140,000	1,205,710
Tobacco Settlement Financing Corp.
5.000%, 06/01/2022	250,000	265,877
		23,009,490
North Carolina – 0.92%
City of Charlotte, NC Airport Revenue
5.000%, 07/01/2025	560,000	685,877

Ohio – 4.69%
City of Cincinnati, OH Water System Revenue
5.000%, 12/01/2018	150,000	156,795
Ohio Higher Educational Facility Commission
5.000%, 01/01/2026	500,000	582,320
5.000%, 01/01/2028	1,000,000	1,159,080
5.250%, 01/01/2029	1,250,000	1,363,025
State of Ohio
5.000%, 01/01/2017	225,000	235,744
		3,496,964
Pennsylvania – 4.46%
Allegheny County Hospital Development Authority
5.000%, 06/15/2018	290,000	318,333
5.000%, 10/15/2022	850,000	1,011,024
Commonwealth of Pennsylvania
5.000%, 04/01/2017	250,000	263,975
5.000%, 11/01/2020	450,000	486,311
Pennsylvania Economic Development Financing Authority
5.000%, 07/01/2022	500,000	513,525
Pennsylvania Housing Finance Agency
4.375%, 10/01/2022	225,000	241,627
Upper St. Clair Township School District
4.000%, 07/15/2017	475,000	485,070
		3,319,865

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
Tennessee – 3.05%
Tennessee Housing Development Agency
0.900%, 07/01/2017	$1,155,000	$1,156,629
Tennessee State School Bond Authority
5.000%, 11/01/2018	1,000,000	1,116,000
		2,272,629
Texas – 19.95%
Alamo Community College District
4.500%, 08/15/2024	1,000,000	1,063,740
City of Garland, TX
5.000%, 02/15/2028	400,000	449,048
City of Houston, TX
5.000%, 03/01/2028	125,000	145,709
City Public Service Board of San Antonio, TX
5.250%, 02/01/2024	250,000	281,145
County of Harris, TX
4.250%, 08/15/2016	1,000,000	1,027,740
County of Lubbock, TX
4.500%, 02/15/2023	2,200,000	2,301,332
Dallas Area Rapid Transit
5.000%, 12/01/2022	500,000	604,710
Dallas/Fort Worth International Airport
5.000%, 11/01/2026	740,000	862,862
La Joya Independent School District
5.000%, 02/15/2029	1,000,000	1,173,510
Lovejoy Independent School District
5.000%, 02/15/2027	980,000	1,183,791
North East Independent School District
5.000%, 08/01/2018	250,000	267,807
North Texas Municipal Water District
5.000%, 09/01/2024	1,300,000	1,547,169
State of Texas
4.000%, 08/01/2016	250,000	256,138
5.000%, 10/01/2018	1,000,000	1,111,830
5.000%, 10/01/2029	1,000,000	1,210,790
Texas State University System
5.000%, 03/15/2021	100,000	115,049
Texas Transportation Commission State Highway Fund
5.000%, 04/01/2019	250,000	264,490
Wylie Independent School District
0.000%, 08/15/2016	1,000,000	997,690
		14,864,550

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
Utah – 2.01%
Utah Transit Authority
5.000%, 06/15/2028	$1,225,000	$1,494,953

Virginia – 3.36%
Virginia College Building Authority
4.500%, 09/01/2026	1,025,000	1,090,006
Virginia Housing Development Authority
2.750%, 03/01/2017	200,000	204,970
1.600%, 07/01/2017	150,000	151,287
Virginia Public School Authority
5.000%, 04/15/2017	1,000,000	1,060,500
		2,506,763
Washington – 2.96%
City of Seattle, WA Municipal Light & Power Revenue
5.000%, 02/01/2022	325,000	378,121
City of Seattle, WA Water System Revenue
5.000%, 02/01/2021	365,000	383,947
5.000%, 02/01/2021	285,000	299,624
County of King, WA Sewer Revenue
5.000%, 01/01/2023	750,000	800,632
State of Washington
5.000%, 02/01/2018	315,000	343,215
		2,205,539
Wisconsin – 2.07%
City of Milwaukee, WI
5.000%, 05/01/2026	290,000	338,679
Wisconsin Department of Transportation
5.000%, 07/01/2028	1,000,000	1,201,770
		1,540,449
Total Municipal Bonds (Cost $73,161,721)		73,603,769

	Shares
Money Market Funds – 2.39%
Fidelity Institutional Money Market Funds –
Tax-Exempt Portfolio, 0.010% (a)	1,777,129	1,777,129
Total Money Market Funds (Cost $1,777,129)		1,777,129
Total Investments (Cost $74,938,850) – 101.16%		75,380,898
Liabilities in Excess of Other Assets – (1.16)%		(863,199)
Total Net Assets – 100.00%		$74,517,699

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments

November 30, 2015

	Principal
	Amount	Value
Municipal Bonds – 98.11%
Minnesota – 0.93%
Minneapolis – St. Paul Metropolitan Airports Commission
5.000%, 01/01/2026	$375,000	$392,449

New York – 88.11%
Battery Park City Authority
5.000%, 11/01/2016	475,000	495,116
5.000%, 11/01/2017	375,000	405,034
Briarcliff Manor Union Free School District
5.000%, 11/15/2017	200,000	216,260
City of New York, NY
5.000%, 08/01/2018	475,000	524,500
5.000%, 08/01/2026	1,000,000	1,220,080
County of Erie, NY
5.000%, 09/15/2022	120,000	143,145
County of Westchester, NY
3.000%, 06/01/2016	400,000	405,432
4.000%, 11/15/2018	1,000,000	1,090,960
4.000%, 07/01/2022	5,000	5,686
4.000%, 07/01/2022	190,000	214,672
Erie County Fiscal Stability Authority
5.000%, 05/15/2021	225,000	260,352
5.000%, 12/01/2024	1,000,000	1,190,450
Housing Development Corp.
0.950%, 11/01/2017	1,225,000	1,224,069
1.150%, 11/01/2017	130,000	130,393
1.200%, 11/01/2017	250,000	250,397
Mattituck-Cutchogue Union Free School District
2.000%, 06/15/2016	320,000	322,880
Metropolitan Transportation Authority
5.000%, 11/15/2023	675,000	821,489
5.000%, 11/15/2025	500,000	599,175
5.000%, 11/15/2026	750,000	781,432
5.000%, 11/15/2028	610,000	653,682
Nassau County Interim Finance Authority
4.000%, 11/15/2016	500,000	517,340
New York City Transitional Finance Authority Building Aid Revenue
5.000%, 07/15/2024	575,000	602,911
5.000%, 07/15/2030	1,120,000	1,319,203
New York City Transitional Finance Authority
Future Tax Secured Revenue
4.000%, 08/01/2017	200,000	210,846
5.000%, 02/01/2018	920,000	1,001,162
3.000%, 11/01/2018	295,000	311,886

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
New York – 88.11% (Continued)
New York City Trust of Cultural Resources
4.000%, 08/01/2017	$450,000	$474,327
5.000%, 04/01/2026	750,000	832,320
New York Local Government Assistance Corp.
5.000%, 04/01/2017	100,000	105,865
5.000%, 04/01/2017	285,000	301,675
5.000%, 04/01/2019	1,000,000	1,057,130
New York State Dormitory Authority
5.000%, 07/01/2016	370,000	379,679
5.750%, 07/01/2016	200,000	206,346
4.000%, 07/01/2017	275,000	288,857
5.000%, 07/01/2020	250,000	261,855
5.000%, 07/01/2021	300,000	307,974
5.000%, 10/01/2022	525,000	619,332
5.000%, 08/15/2024	150,000	173,736
5.000%, 07/01/2032	750,000	785,565
New York State Environmental Facilities Corp.
5.000%, 05/15/2018	250,000	275,230
5.000%, 06/15/2021	380,000	389,489
5.000%, 12/15/2021	500,000	500,825
New York State Housing Finance Agency
0.650%, 11/01/2016	175,000	174,732
0.800%, 11/01/2016	425,000	425,425
3.050%, 11/01/2027	1,000,000	1,009,520
New York State Thruway Authority
5.000%, 04/01/2017	500,000	529,390
5.000%, 01/01/2024	1,155,000	1,355,970
New York State Urban Development Corp.
5.000%, 12/15/2018	200,000	209,370
5.000%, 12/15/2022	850,000	920,958
North Colonie Central School District
4.000%, 07/15/2017	425,000	447,011
Port Authority of New York & New Jersey
5.000%, 12/01/2017	1,000,000	1,083,140
5.000%, 07/15/2023	150,000	150,846
5.000%, 11/15/2026	200,000	215,652
Sales Tax Asset Receivable Corp.
5.000%, 10/15/2026	500,000	613,560
5.000%, 10/15/2028	1,000,000	1,209,180
State of New York
5.000%, 03/15/2018	890,000	974,826
State of New York Mortgage Agency
1.050%, 04/01/2017	230,000	230,819

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Principal
	Amount	Value
New York – 88.11% (Continued)
Suffolk County Water Authority
5.000%, 06/01/2023	$450,000	$535,140
The New York Power Authority
5.000%, 11/15/2017	225,000	243,612
Town of Huntington, NY
2.125%, 12/01/2016	470,000	478,277
4.000%, 11/15/2017	200,000	212,478
Town of North Hempstead, NY
4.000%, 02/01/2017	150,000	156,105
4.000%, 02/01/2024	760,000	870,200
Town of Southampton, NY
3.000%, 03/15/2018	975,000	1,024,793
Triborough Bridge & Tunnel Authority
5.000%, 11/15/2016	725,000	756,806
4.000%, 11/15/2017	300,000	318,057
Utility Debt Securitization Authority
5.000%, 12/15/2018	1,000,000	1,047,600
		37,072,224
Ohio – 2.59%
Ohio Higher Educational Facility Commission
5.000%, 01/01/2026	360,000	419,270
State of Ohio
5.000%, 01/01/2022	600,000	669,846
		1,089,116
Pennsylvania – 2.19%
Pennsylvania Economic Development Financing Authority
5.000%, 02/01/2025	775,000	922,359

Texas – 1.39%
Dallas/Fort Worth International Airport
5.000%, 11/01/2026	500,000	583,015

Utah – 2.90%
Utah Transit Authority
5.000%, 06/15/2028	1,000,000	1,220,370
Total Municipal Bonds (Cost $40,975,692)		41,279,533

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Schedule of Investments (Continued)

November 30, 2015

	Shares	Value
Money Market Funds – 3.59%
Fidelity Institutional Money Market Funds –
Tax-Exempt Portfolio, 0.010% (a)	1,512,892	$1,512,892
Total Money Market Funds (Cost $1,512,892)		1,512,892
Total Investments (Cost $42,488,584) – 101.70%		42,792,425
Liabilities in Excess of Other Assets – (1.70)%		(716,136)
Total Net Assets – 100.00%		$42,076,289

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2015.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Assets and Liabilities

Assets
Investments, at value (cost $66,591,944, $79,736,795, $74,938,850, and $42,488,584, respectively)
Cash
Dividends and interest receivable
Receivable from investments sold
Receivable from Fund shares sold
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable to custodian
Payable to the Adviser
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities

Net Assets
Net Assets Consist Of:
Paid-in capital
Accumulated net investment income
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency
Net Assets

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share

The accompanying notes are an integral part of these financial statements.

November 30, 2015

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund	Bond Fund	National Bond Fund	New York Bond Fund

$66,613,456	$79,426,888	$75,380,898	$42,792,425
26,593	—	1,244	1,252
123,204	668,421	919,623	458,810
229,007	—	—	—
1,217,000	135,000	—	—
4,349	5,419	8,077	2,246
68,213,609	80,235,728	76,309,842	43,254,733

1,358,589	—	1,673,895	1,091,130
240	—	—	—
55,522	22,956	35,876	19,958
49,315	46,212	47,173	31,267
—	222,000	—	—
35,065	38,076	35,199	36,089
1,498,731	329,244	1,792,143	1,178,444

$66,714,878	$79,906,484	$74,517,699	$42,076,289

$67,401,064	$78,674,610	$73,913,697	$41,634,944
85,941	233,384	84,131	40,216
(793,000)	1,308,397	77,823	97,288

21,512	(309,907)	442,048	303,841
(639)	—	—	—
$66,714,878	$79,906,484	$74,517,699	$42,076,289

6,714,832	7,826,894	7,368,891	4,155,023

$9.94	$10.21	$10.11	$10.13

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds

Statements of Operations

Investment Income
Dividend income
Interest income
Total Investment Income

Expenses
Management fees
Administration and accounting fees
Custody fees
Audit and tax fees
Federal and state registration fees
Transfer agent fees and expenses
Pricing Fees
Legal fees
Chief Compliance Officer fees
Reports to shareholders
Trustees’ fees
Other expenses
Total expense before recoupment or waivers
Expense recoupment (waiver) by Adviser (Note 4)
Net expenses

Net Investment Income

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation

Net Realized and Unrealized Gain (Loss) on Investments

Net Increase (Decrease) in Net Assets from Operations

(1)	The Fund commenced operations on February 4, 2015.
(2)	Net of $39,010 in foreign withholding taxes and fees.

The accompanying notes are an integral part of these financial statements.

For the Period Ended November 30, 2015

Rockefeller		Rockefeller	Rockefeller
Equity	Rockefeller	Intermediate	Intermediate
Allocation	Core Taxable	Tax Exempt	Tax Exempt
Fund(1)	Bond Fund	National Bond Fund	New York Bond Fund

$805,325 (2)	$178,214	$—	$—
228	1,398,948	911,254	503,149
805,553	1,577,162	911,254	503,149

357,269	279,299	253,029	145,958
90,604	163,251	148,775	87,167
43,748	4,379	4,252	4,435
22,492	31,408	29,109	30,356
18,046	10,504	12,597	4,871
15,088	21,076	21,750	18,219
11,198	6,263	19,758	12,138
8,053	12,803	11,568	9,760
6,748	8,133	8,097	8,097
4,365	4,802	4,135	2,022
1,176	5,594	5,594	5,594
3,938	7,513	6,980	6,531
582,725	555,025	525,644	335,148
(55,815)	63,572	68,605	7,100
526,910	618,597	594,249	342,248

278,643	958,565	317,005	160,901

(800,986)	1,312,327	77,823	102,621

21,512	(1,547,435)	296,273	164,040
(639)	—	—	—

(780,113)	(235,108)	374,096	266,661
$(501,470)	$723,457	$691,101	$427,562

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Statement of Changes in Net Assets

Period Ended
November 30, 2015(1)
From Operations
Net investment income	$278,643
Net realized loss from investments	(800,986)
Net change in unrealized appreciation on investments	20,873
Net decrease in net assets from operations	(501,470)

From Distributions
Net investment income	(184,716)
Net decrease in net assets resulting from distributions paid	(184,716)

From Capital Share Transactions
Proceeds from shares sold	69,794,534
Net asset value of shares issued to distributions declared	80,863
Costs for shares redeemed	(2,474,333)
Net increase in net assets from capital share transactions	67,401,064

Total Increase in Net Assets	66,714,878

Net Assets
Beginning of period	—
End of period	$66,714,878

Accumulated Net Investment Income	$85,941

(1)	The Equity Allocation Fund commenced operations on February 4, 2015.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Statements of Changes in Net Assets

		Period From
		December 26,
	Year Ended	2013(1) to
	November 30, 2015	November 30, 2014
From Operations
Net investment income	$958,565	$761,618
Net realized gain from investments	1,312,327	502,345
Net change in unrealized
appreciation (depreciation) on investments	(1,547,435)	1,237,528
Net increase in net assets from operations	723,457	2,501,491

From Distributions
Net investment income	(899,309)	(587,497)
Net realized gain on investments	(506,275)	—
Net decrease in net assets resulting
from distributions paid	(1,405,584)	(587,497)

From Capital Share Transactions
Proceeds from shares sold	13,444,321	82,463,288
Net asset value of shares issued
to distributions declared	931,890	379,272
Costs for shares redeemed	(8,470,000)	(10,074,154)
Net increase in net assets from
capital share transactions	5,906,211	72,768,406

Total Increase in Net Assets	5,224,084	74,682,400

Net Assets
Beginning of period	74,682,400	—
End of period	$79,906,484	$74,682,400

Accumulated Net Investment Income	$233,384	$174,128

(1)	The Fund commenced operations on December 26, 2013.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Statements of Changes in Net Assets

		Period From
		December 26,
	Year Ended	2013(1) to
	November 30, 2015	November 30, 2014
From Operations
Net investment income	$317,005	$311,619
Net realized gain from investments	77,823	1,244,622
Net change in unrealized
appreciation on investments	296,273	145,775
Net increase in net assets from operations	691,101	1,702,016

From Distributions
Net investment income	(278,461)	(267,542)
Net realized gain on investments	(1,243,112)	—
Net decrease in net assets resulting
from distributions paid	(1,521,573)	(267,542)

From Capital Share Transactions
Proceeds from shares sold	15,959,748	73,024,820
Net asset value of shares issued
to distributions declared	309,253	92,891
Costs for shares redeemed	(6,673,698)	(8,799,317)
Net increase in net assets from
capital share transactions	9,595,303	64,318,394

Total Increase in Net Assets	8,764,831	65,752,868

Net Assets
Beginning of period	65,752,868	—
End of period	$74,517,699	$65,752,868

Accumulated Net Investment Income	$84,131	$44,077

(1)	The Fund commenced operations on December 26, 2013.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Statements of Changes in Net Assets

		Period From
		December 26,
	Year Ended	2013(1) to
	November 30, 2015	November 30, 2014
From Operations
Net investment income	$160,901	$189,879
Net realized gain from investments	102,621	530,667
Net change in unrealized
appreciation on investments	164,040	139,801
Net increase in net assets from operations	427,562	860,347

From Distributions
Net investment income	(150,439)	(160,549)
Net realized gain on investments	(535,576)	—
Net decrease in net assets resulting
from distributions paid	(686,015)	(160,549)

From Capital Share Transactions
Proceeds from shares sold	5,085,709	41,236,126
Net asset value of shares issued
to distributions declared	468,861	31,250
Costs for shares redeemed	(1,988,203)	(3,198,799)
Net increase in net assets from
capital share transactions	3,566,367	38,068,577

Total Increase in Net Assets	3,307,914	38,768,375

Net Assets
Beginning of period	38,768,375	—
End of period	$42,076,289	$38,768,375

Accumulated Net Investment Income	$40,216	$29,330

(1)	The Fund commenced operations on December 26, 2013.

The accompanying notes are an integral part of these financial statements.

Rockefeller Equity Allocation Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
November 30, 2015(1)
Net Asset Value, Beginning of Period	$10.00

Income from investment operations:
Net investment income(2)	0.05
Net realized and unrealized loss on investments	(0.08)
Total from investment operations	(0.03)

Less distributions paid:
From net investment income	(0.03)
Total distributions paid	(0.03)
Net Asset Value, End of Period	$9.94

Total Return(3)	(0.28)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$66,715
Ratio of expenses to average net assets:
Before waiver, expense reimbursement(4)	1.38%
After waiver, expense reimbursement(4)	1.25%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement(4)	0.53%
After waiver, expense reimbursement(4)	0.66%
Portfolio turnover rate(3)	56.96%

(1)	The Equity Allocation Fund commenced operations on February 4, 2015.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Rockefeller Core Taxable Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

		Period From
	For Year	December 26,
	Ended	2013(1) to
	November 30,	November 30,
	2015	2014
Net Asset Value, Beginning of Period	$10.30	$10.00

Income from investment operations:
Net investment income(2)	0.13	0.11
Net realized and unrealized
gain (loss) on investments	(0.03)	0.27
Total from investment operations	0.10	0.38

Less distributions paid:
From net investment income	(0.12)	(0.08)
From net realized gain on investments	(0.07)	—
Total distributions paid	(0.19)	(0.08)
Net Asset Value, End of Period	$10.21	$10.30

Total Return(4)	0.96%	3.87%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$79,906	$74,684
Ratio of expenses to average net assets:
Before waiver, expense reimbursement(4)	0.72%	0.95%
After waiver, expense reimbursement(4)	0.80%	0.85%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement(4)	1.32%	1.11%
After waiver, expense reimbursement(4)	1.24%	1.21%
Portfolio turnover rate(3)	87.73%	124.55%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt National Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

		Period From
	For Year	December 26,
	Ended	2013(1) to
	November 30,	November 30,
	2015	2014
Net Asset Value, Beginning of Period	$10.25	$10.00

Income from investment operations:
Net investment income(2)	0.04	0.06
Net realized and unrealized gain on investments	0.05	0.24
Total from investment operations	0.09	0.30

Less distributions paid:
From net investment income	(0.04)	(0.05)
From net realized gain on investments	(0.19)	—
Total distributions paid	(0.23)	(0.05)
Net Asset Value, End of Period	$10.11	$10.25

Total Return(3)	0.99%	2.97%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$74,518	$65,753
Ratio of expenses to average net assets:
Before waiver, expense reimbursement(4)	0.75%	0.99%
After waiver, expense reimbursement(4)	0.85%	0.85%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement(4)	0.55%	0.43%
After waiver, expense reimbursement(4)	0.45%	0.57%
Portfolio turnover rate(3)	42.61%	235.85%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Intermediate Tax Exempt New York Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

		Period From
	For Year	December 26,
	Ended	2013(1) to
	November 30,	November 30,
	2015	2014
Net Asset Value, Beginning of Period	$10.20	$10.00

Income from investment operations:
Net investment income(2)	0.04	0.05
Net realized and unrealized gain on investments	0.07	0.19
Total from investment operations	0.11	0.24

Less distributions paid:
From net investment income	(0.04)	(0.04)
From net realized gain on investments	(0.14)	—
Total distributions paid	(0.18)	(0.04)
Net Asset Value, End of Period	$10.13	$10.20

Total Return(4)	1.06%	2.44%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$42,076	$38,768
Ratio of expenses to average net assets:
Before waiver, expense reimbursement(4)	0.83%	1.09%
After waiver, expense reimbursement(4)	0.85%	0.85%
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement(4)	0.42%	0.32%
After waiver, expense reimbursement(4)	0.40%	0.56%
Portfolio turnover rate(3)	50.66%	215.11%

(1)	The Fund commenced operations on December 26, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Rockefeller Funds
Notes to Financial Statements
November 30, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds discussed in this Annual Report (the “Funds”) are comprised of Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objectives and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objectives and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital.  The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges. The Fund utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provided the confidence interval for each security for which it provides a price. If the FVIS provides price falls within the confidence interval the Fund will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there are no transactions on such day, at the mean between the bid and asked prices. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and US Treasury Bills are valued at market price.

Municipal bonds are priced by a Pricing Service.  The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities.  A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity.  Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value.  To the extent the inputs are based on observable inputs, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

Mortgage- and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal.  These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as level 2 of the fair value hierarchy.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

U.S. government notes/bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

U.S. government agency issues are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs.  Agency issued debt securities are generally valued in a manner similar to U.S. government issues.  Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  These securities are typically categorized in level 2 of the fair value hierarchy.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2015:

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

Rockefeller Equity Allocation Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$41,965,748	$14,678,461	$—	$56,644,209
Mutual Funds	6,134,728	—	—	6,134,728
Preferred Stock	—	619,469	—	619,469
Real Estate Investment Trusts	599,969	—	—	599,969
Total Equity Securities	48,700,445	15,297,930	—	63,998,375
Money Market Fund	2,615,081	—	—	2,615,081
Total Investments in Securities	$51,315,526	$15,297,930	$—	$66,613,456

Rockefeller Core Taxable Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Certificates of Deposit	$—	$1,710,422	$—	$1,710,422
Corporate Bonds	—	30,747,381	—	30,747,381
Municipal Bonds	—	17,189,947	—	17,189,947
U.S. Government Agency Issue	—	3,248,684	—	3,248,684
U.S. Government Note/Bond	—	11,263,697	—	11,263,697
Total Fixed Income Securities	—	64,160,131	—	64,160,131
Exchange-Traded Funds	14,945,099	—	—	14,945,099
Money Market Fund	321,658	—	—	321,658
Total Investments in Securities	$15,266,757	$64,160,131	$—	$79,426,888

Rockefeller Intermediate Tax Exempt National Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$73,603,769	$—	$73,603,769
Total Fixed Income Securities	—	73,603,769	—	73,603,769
Money Market Funds	1,777,129	—	—	1,777,129
Total Investments in Securities	$1,777,129	$73,603,769	$—	$75,380,898

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$—	$41,279,533	$—	$41,279,533
Total Fixed Income Securities	—	41,279,533	—	41,279,533
Money Market Funds	1,512,892	—	—	1,512,892
Total Investments in Securities	$1,512,892	$41,279,533	$—	$42,792,425

The Funds recognize transfers between levels as of the end of the fiscal period.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

There were no transfers as of November 30, 2015.
The Funds held no Level 3 securities during the period ended November 30, 2015.
The Funds did not hold any derivative instruments during the period ended November 30, 2015.
(b) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c) Distributions to Shareholders

The Funds will distribute net investment income at least quarterly, and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

(f) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.
(g) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on a high amortized cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in REITs are comprised of ordinary income, capital gains and return or capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gain or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after the tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of a Fund. Changes to estimates will be recorded in the period they are known.  The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations.  The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

(3)	Federal Tax Matters
The tax character of distributions paid during the period ended November 30, 2015 was as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Ordinary Income	$184,716	$1,405,584	$1,244,925	$536,047
Tax-Exempt Income	$—	$—	$276,648	$149,968

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

As of November 30, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost basis of investments for
federal income tax purposes	$66,646,143	$79,739,196	$74,938,850	$42,488,584
Gross tax unrealized appreciation	3,922,012	215,535	493,901	327,148
Gross tax unrealized depreciation	(3,954,699)	(527,843)	(51,853)	(23,307)
Net tax unrealized
appreciation (depreciation)	$(32,687)	$(312,308)	$442,048	$303,841
Undistributed ordinary income	85,941	1,157,973	28,788	85,028
Undistributed tax-exempt
ordinary income	—	—	84,130	40,216
Undistributed long-term gains	—	387,382	49,036	12,260
Total distributable earnings	$85,941	$1,545,355	$161,954	$137,504
Total other accumulated
gain/(loss)	(739,440)	(1,173)	—	—
Total accumulated gains (losses)	$(686,186)	$1,231,874	$604,002	$441,345

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and Contingent Payment Debt Instrument adjustments.

At November 30, 2015, the Rockefeller Equity Allocation Fund had short-term capital losses of $738,801 remaining, which will be carried forward indefinitely to offset future realized capital gains. To the extent the Rockefeller Equity Allocation Fund realizes future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2015.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2015, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

			Rockefeller	Rockefeller
	Rockefeller		Intermediate	Intermediate
	Equity	Rockefeller	Tax Exempt	Tax Exempt
	Allocation	Core Taxable	National	New York
	Fund	Bond Fund	Bond Fund	Bond Fund
Accumulated Undistributed Net
Investment Income/ (Loss)	$(7,986)	$—	$1,510	$425
Accumulated Net Realized
Gain/ (Loss)	$7,986	$—	$(1,510)	$(425)
Paid-In Capital	$—	$—	$—	$—

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2015.  Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in the fiscal year 2015.  At November 30, 2015, the tax years 2014 and 2015 remain open to examination for the Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund, and the Rockefeller Intermediate Tax Exempt New York Bond Fund in the Funds’ major tax jurisdictions.  The tax year 2015 remains open to examination for the Rockefeller Equity Allocation Fund in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.85%, 0.35%, 0.35% and 0.35% of the average daily net assets of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund, respectively.  Prior to January 1, 2015, the management fee for each of the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund was 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below to the extent necessary to ensure that each Fund’s total annual operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

	Expense
	Limitation Cap
	Institutional Class	Expiration Date
Rockefeller Equity Allocation Fund	1.25%	January 2, 2018
Rockefeller Core Taxable Bond Fund	0.85%	March 30, 2017
Rockefeller Intermediate Tax Exempt
National Bond Fund	0.85%	March 30, 2017
Rockefeller Intermediate Tax Exempt
New York Bond Fund	0.85%	March 30, 2017

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  During the period ended November 30, 2015, the Fund’s recouped previously waived expenses of:

	Rockefeller	Rockefeller
	Intermediate	Intermediate
Rockefeller	Tax Exempt	Tax Exempt
Core Taxable	National	New York
Bond Fund	Bond Fund	Bond Fund
$63,572	$68,605	$7,100

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

			Rockefeller	Rockefeller
	Rockefeller	Rockefeller	Intermediate	Intermediate
	Equity	Core	Tax Exempt	Tax Exempt
	Allocation	Taxable	National	New York
	Fund	Bond	Bond Fund	Bond Fund
November 30, 2017	$ N/A	N/A	$10,986	$74,527
November 30, 2018	55,815	N/A	N/A	N/A

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the period ended November 30, 2015, and owed as of November 30, 2015 are as follows:

Administration and Accounting	Incurred	Owed
Rockefeller Equity Allocation Fund	$90,604	$28,330
Rockefeller Core Taxable Bond Fund	$163,251	$35,924
Rockefeller Intermediate Tax Exempt National Bond Fund	$148,775	$32,977
Rockefeller Intermediate Tax Exempt New York Bond Fund	$87,167	$20,083

Pricing	Incurred	Owed
Rockefeller Equity Allocation Fund	$11,198	$4,275
Rockefeller Core Taxable Bond Fund	$6,263	$1,666
Rockefeller Intermediate Tax Exempt National Bond Fund	$19,758	$5,314
Rockefeller Intermediate Tax Exempt New York Bond Fund	$12,138	$3,674

Transfer Agency	Incurred	Owed
Rockefeller Equity Allocation Fund	$15,088	$4,519
Rockefeller Core Taxable Bond Fund	$21,076	$5,448
Rockefeller Intermediate Tax Exempt National Bond Fund	$21,750	$5,714
Rockefeller Intermediate Tax Exempt New York Bond Fund	$18,219	$4,393

Custody	Incurred	Owed
Rockefeller Equity Allocation Fund	$43,748	$10,163
Rockefeller Core Taxable Bond Fund	$4,379	$1,107
Rockefeller Intermediate Tax Exempt National Bond Fund	$4,252	$1,143
Rockefeller Intermediate Tax Exempt New York Bond Fund	$4,435	$1,092

The Funds each have a line of credit with US Bank (see Note 8).

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended November 30, 2015, and owed as of November 30, 2015 are as follows:

	Incurred	Owed
Rockefeller Equity Allocation Fund	$6,748	$2,028
Rockefeller Core Taxable Bond Fund	$8,133	$2,067
Rockefeller Intermediate Tax Exempt National Bond Fund	$8,097	$2,025
Rockefeller Intermediate Tax Exempt New York Bond Fund	$8,097	$2,025

(6)	Capital Share Transactions
Transactions in shares of the Funds were as follows:

Rockefeller Equity Allocation Fund
	Period Ended
	November 30, 2015(1)
Shares Sold	6,957,126
Shares Reinvested	8,091
Shares Redeemed	(250,385)
Net Increase	6,714,832

Rockefeller Core Taxable Bond Fund
	Year Ended	Period Ended
	November 30, 2015	November 30, 2014(2)
Shares Sold	1,313,750	8,196,410
Shares Reinvested	91,610	37,362
Shares Redeemed	(826,993)	(985,245)
Net Increase	578,367	7,248,527

Rockefeller Intermediate Tax Exempt National Bond Fund
	Year Ended	Period Ended
	November 30, 2015	November 30, 2014(2)
Shares Sold	1,583,547	7,272,519
Shares Reinvested	30,810	9,177
Shares Redeemed	(661,443)	(865,719)
Net Increase	952,914	6,415,977

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

Rockefeller Intermediate Tax Exempt New York Bond Fund
	Year Ended	Period Ended
	November 30, 2015	November 30, 2014(2)
Shares Sold	502,993	4,115,322
Shares Reinvested	46,742	3,105
Shares Redeemed	(197,235)	(315,904)
Net Increase	352,500	3,802,523

(1)	The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015.
(2)	The Rockefeller Core Taxable Bond Fund, Intermediate Tax Exempt National Bond Fund and Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013.

(7)	Investment Transactions
The aggregate securities transactions, excluding short-term investments, for the Funds for the period ended November 30, 2015, are listed below.

			U.S.	U.S.
			Government	Government
			Securities	Securities
	Purchases	Sales	Purchases	Sales
Rockefeller Equity
Allocation Fund	$93,374,562	$28,547,395	$—	$—
Rockefeller Core
Taxable Bond Fund	$45,916,762	$33,029,444	$24,784,922	$31,815,119
Rockefeller Intermediate
Tax Exempt National
Bond Fund	$45,641,923	$29,137,985	$—	$—
Rockefeller Intermediate
Tax Exempt New York
Bond Fund	$24,411,574	$20,108,480	$—	$—

(8)	Line of Credit

At November 30, 2015, the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, the Rockefeller Intermediate Tax Exempt National Bond Fund, and the Rockefeller Intermediate Tax Exempt New York Bond Fund each had lines of credit in the amount of $2,000,00, $8,000,000, $8,500,000, and $5,500,000, respectively, which all mature August 12, 2016.  These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest will be accrued at the prime rate of 3.25% (as of November 30, 2015).  The Rockefeller Equity Allocation Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and the Rockefeller Intermediate New York Bond Fund did not utilize their lines of credit during the year ended November 30, 2015.

Rockefeller Funds
Notes to Financial Statements (Continued)
November 30, 2015

The Rockefeller Core Taxable Bond Fund utilized its line of credit during the year ended November 30, 2015. The following table provides information regarding the usage of the line of credit for the year ended November 30, 2015. There was no outstanding balance on the line of credit as of November 30, 2015.

	Average		Maximum	Date of
Days	Amount of	Interest	Amount of	Maximum
Utilized	Borrowing	Expense	Borrowing	Borrowing
5	$34,000	$15	$34,000	10/14/2015

(9)	Recent Accounting Pronouncement

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the financial statement disclosures for the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund.  ASU No. 2014-11 is effective for the Rockefeller Equity Allocation Fund due to the nature of the Fund’s investments; however, there is no impact on the financial statement disclosure.

(10)	Subsequent Event
On December 23, 2015, the Funds declared and paid distributions from ordinary income and short-term realized gains, to shareholders of record as of December 22, 2015, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Realized Gains	Realized Gains
Rockefeller Equity Allocation Fund	$154,481	$—	$—
Rockefeller Core Taxable Bond Fund	$701,724	$923,438	$387,392
Rockefeller Intermediate Tax-Exempt
National Bond Fund	$126,141	$27,586	$49,098
Rockefeller Intermediate Tax-Exempt
New York Bond Fund	$61,294	$85,035	$12,262

Rockefeller Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of the Rockefeller Funds and the
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Rockefeller Funds, comprising Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund, Rockefeller Intermediate Tax Exempt New York Bond Fund, and Rockefeller Equity Allocation Fund (the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of November 30, 2015, and the related statements of operations, changes in net assets and financial highlights for the periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of November 30, 2015, the results of their operations, and the changes in their net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 29, 2016

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 4, 2015 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Rockefeller & Co., Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 24, 2015 (the “June 24, 2015 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2016.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Mark Iannarelli, portfolio manager for each of the Funds, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The Trustees noted that during the course of the prior year they had met with

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Institutional Class shares of each Fund for the year-to-date and one-year periods ended April 30, 2015.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the Barclays Capital U.S. Aggregate Bond Index for the Core Taxable Bond Fund, and the Barclays Capital 5-Year Municipal Bond Index for each of the Intermediate Tax Exempt National Bond Fund and the Intermediate Tax Exempt New York Bond Fund), and in comparison to a peer group as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate term bond funds for the Core Taxable Bond Fund, a peer group of U.S. open-end municipal national intermediate bond funds for the Intermediate Tax Exempt National Bond Fund and a peer group of U.S. open-end municipal New York intermediate bond funds for the Intermediate Tax Exempt New York Bond Fund) (each a “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of other separately managed account composites that were similar to each of the Funds in terms of investment strategies.

The Trustees noted the performance of the Core Taxable Bond Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2015 was below its Morningstar Peer Group medians, falling within the fourth quartile for each period.  The Trustees further noted for the quarter, one-year and since inception periods ended March 31, 2015, the Core Taxable Bond Fund lagged the Barclays U.S. Capital Aggregate Bond Index, but that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

The Trustees noted the performance of the Intermediate Tax Exempt National Bond Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2015 fell into the fourth quartile, below the Morningstar Peer Group median for each period.  The Trustees also noted that for the one-year and since inception periods ended March 31, 2015, the Intermediate Tax Exempt National Bond Fund’s performance was slightly below but generally in line with the Barclays Capital 5-Year Municipal Bond Index and below the Barclays Capital 5-Year Municipal Bond Index

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

for the quarter ended March 31, 2015.  The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

The Trustees noted the performance of the Intermediate Tax Exempt New York Bond Fund’s Institutional Class shares for the year-to-date period ended April 30, 2015 was equal to the Morningstar Peer Group median and was at the top of the second quartile.  The Trustees further noted the Fund’s performance for the one-year period ended April 30, 2015, was below the Morningstar Peer Group median, falling at the bottom of the fourth quartile.  The Trustees also noted that for the one-year period ended March 31, 2015, the Intermediate Tax Exempt New York Bond Fund outperformed the Barclays Capital 5-Year Municipal Bond Index, and for the quarter and since inception periods was slightly below but generally in line with the Barclays Capital 5-Year Municipal Bond Index.  The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed account strategies, as well as the fee waivers and expense reimbursements and recoupments of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Funds’ operations following the Funds’ inception and had not fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage practices.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 24, 2015 meeting and the August 4, 2015 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Core Taxable Bond Fund’s contractual management fee of 0.35% fell within the first quartile, below the Morningstar Peer Group average of 0.47%, which fell within the second quartile.  The Trustees observed that the Core Taxable Bond Fund’s total expense ratio (net of fee waivers and expense

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

reimbursements) of 0.85% for Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.59%, which fell within the second quartile.  The Trustees also compared the fees paid by the Core Taxable Bond Fund to the fees paid by other separately-managed accounts of the Adviser and noted that the Fund’s management fee appeared to be reasonable in comparison with such fees.

The Trustees noted that the Intermediate Tax Exempt National Bond Fund’s contractual management fee of 0.35% fell at the top of the first quartile, compared to the Morningstar Peer Group average of 0.44%, which fell within the third quartile.  The Trustees observed that the Intermediate Tax Exempt National Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.85% for Institutional Class shares fell at the top of the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.59%, which fell within the third quartile.  The Trustees also compared the fees paid by the Intermediate Tax Exempt National Bond Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee appeared to be reasonable in comparison with such fees.

The Trustees noted that the Intermediate Tax Exempt New York Bond Fund’s contractual management fee of 0.35% fell within the second quartile, below the Morningstar Peer Group average of 0.41%, which fell within the third quartile.  The Trustees observed that the Intermediate Tax Exempt New York Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.85% for Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.71%, which fell within the third quartile.  The Trustees also compared the fees paid by the Intermediate Tax Exempt New York Bond Fund to the fees paid by separately-managed accounts of the Adviser and noted that the Fund’s management fee appeared to be reasonable in comparison with such fees.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the

Rockefeller Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Continued)

Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2016 as being in the best interests of each Fund and its shareholders.

Rockefeller Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•     information we receive about you on applications or other forms;

•     information you give us orally; and

•     information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Rockefeller Funds
Additional Information
(Unaudited)

Tax Information

For the period ended November 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Rockefeller Equity Allocation Fund	100.00%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2015 was as follows:

Rockefeller Equity Allocation Fund	100.00%
Rockefeller Core Taxable Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt National Bond Fund	0.00%
Rockefeller Intermediate Tax Exempt New York Bond Fund	0.00%

For the period ended November 30, 2015, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Rockefeller Equity Allocation Fund	0.00%
Rockefeller Core Taxable Bond Fund	36.02%
Rockefeller Intermediate Tax Exempt National Bond Fund	99.98%
Rockefeller Intermediate Tax Exempt New York Bond Fund	99.99%

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 855-369-6209.

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 60		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
four portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	37	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 59		2001	(1986–present).		(an open-end
investment
company with
four portfolios).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Jonas B. Siegel	Trustee	Indefinite	Retired	37	Independent
615 E. Michigan St.		Term; Since	(2011–present);		Manager,
Milwaukee, WI 53202		October 23,	Managing Director,		Ramius IDF
Age: 72		2009	Chief Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		end investment
			(1994–2011).		company with
one portfolio)
(2010–2015);
Independent
Trustee, Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	37	Trustee,
615 E. Michigan St.	and	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		(an open-end
Age: 53		2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
four portfolios).

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 58	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		May 29,	Services, LLC
Age: 34		2015	(April 2012–present);
Research Associate,
Vista360, LLC
(May 2010–April 2012).

Rockefeller Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 55	President	July 1,	Services, LLC
	and Anti-	2014	(January 2014–
	Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010–2013);
Vice President, Ariel
Investments, LLC
(2003–2010).

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 33		2011	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		April 23,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2011–present),
Student, Illinois
State University
(2006–2011).

Melissa Aguinaga	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 1,	U.S. Bancorp Fund
Age: 28		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 855-369-6209. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 855-369-6209 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-369-6209 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

ROCKEFELLER FUNDS

Investment Adviser	Rockefeller & Co., Inc.
10 Rockefeller Plaza, Third Floor
New York, New York 10020

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/302015 [1]	FYE 11/30/2014 [2]
Audit Fees	$95,000	$57,300
Audit-Related Fees	0	0
Tax Fees	$17,100	$9,900
All Other Fees	0	0

1)
Relates to the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and the Rockefeller Intermediate Tax Exempt New York Bond Fund.

2)	Relates to the Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and the Rockefeller Intermediate Tax Exempt New York Bond Fund

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/302015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date     February 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date     February 1, 2016

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date     February 1, 2016

* Print the name and title of each signing officer under his or her signature.